Rule 497(e)

File Nos. 333-145333

and 811-22105

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-4 Series Account

Supplement dated April 1, 2009 to the

May 1, 2008 Prospectus

Please note the following changes to your Prospectus.

The Board of Trustees of the RidgeWorth Variable Trust (the “Trust”) approved the liquidation and closing of the Trust. Accordingly, the following Funds will be liquidated on or about April 30, 2009:

•	RidgeWorth VT Capital Appreciation Fund (formerly STI Classic VT Capital Appreciation);
•	RidgeWorth VT Small Cap Value Equity Fund (formerly STI Classic VT Small Cap Value).

The Funds will discontinue accepting requests to purchase shares of the Funds on or about April 24, 2009. Any assets remaining in the Funds as of the date the Fund liquidates will be defaulted to the Maxim Money Market Portfolio. As of the date the Funds discontinue accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Funds will be defaulted to the Maxim Money Market Portfolio.

Accordingly, the following paragraph is added to the end of the fund descriptions for the RidgeWorth VT Capital Appreciation Fund (formerly STI Classic VT Capital Appreciation) and the RidgeWorth VT Small Cap Value Equity Fund (formerly STI Classic VT Small Cap Value) in the “The Investment Options” section on page 26 of the Prospectus:

“On or about April 30, 2009 (the “Effective Date”), the asset of the Funds will be liquidated. The Funds will discontinue accepting requests to purchase shares of the Funds on or about April 24, 2009. Any assets remaining in the Funds as of the date the Fund liquidates will be defaulted to the Maxim Money Market Portfolio. As of the date the Funds discontinue accepting requests to purchase shares, any allocation or automatic rebalancer allocations to the Funds will be defaulted to the Maxim Money Market Portfolio.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this Supplement for future reference.